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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2003


                               BJ SERVICES COMPANY
             (Exact name of registrant as specified in the charter)

          Delaware                      001-10570                63-0084140
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                          5500 Northwest Central Drive
                              Houston, Texas 77092
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (713) 462-4239

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Item 5. Other Events and Regulation FD Disclosure.

     On January 21, 2003, BJ Services Company issued a news release announcing its financial results for the first quarter ended December 31, 2002. A copy of the news release is attached as Exhibit 99.1 to this report and is incorporated into this Item 5 by reference.

     On January 22, 2003, the Board of Directors of BJ Services Company appointed William H. White to serve as a Director of the Company. Mr. White fills a vacancy in the Class II directors, and his term will expire at the annual meeting of stockholders in 2004. Mr. White was also appointed to serve on the Audit Committee and the Nominating & Governance Committee of the Company. A copy of the news release announcing the appointment is attached as
Exhibit 99.2 to this report and is incorporated into this Item 5 by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

         The following exhibits are filed herewith:

         Exhibit No.  Description of Exhibit
         -----------  ----------------------

            99.1 News Release dated January 21, 2003 with respect to the Company's financial results for the first quarter ended December 31, 2002.

            99.2 News Release dated January 22, 2003 with respect to the appointment of William H. White to the Company's Board of Directors.

Item 9. Regulation FD Disclosure.

     As discussed during a conference call regarding the first quarter results held on Tuesday, January 21, at 9:00 a.m. Central Time, management of BJ Services Company indicated that it expects to achieve earnings per share of between $1.05 and $1.15 for its fiscal year ended September 30, 2003. It also indicated that it expects to achieve earnings per share of between $1.20 to $1.30 for the 2003 calendar year. The publicly announced conference call was available via real-time webcast and is available for replay on the Company's website at www.bjservices.com.

This report contains forward-looking statements within the meaning of the Securities Litigation Reform Act that involve risks and uncertainties, including oil and gas price volatility, variations in demand for our services, operational and other risks, and other factors described from time to time in the Company's publicly available SEC reports, which could cause actual results to differ materially from those indicated in the forward-looking statements. In this report, the words "expect," "estimate," "project," "believe," "achievable" and similar words are intended to identify forward-looking statements.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BJ SERVICES COMPANY


                            By:     /s/ T.M. Whichard
                               -------------------------------------------
                               Name:  T.M. Whichard
                               Title: Vice President and Chief Financial Officer

Date:  January 23, 2003